                                                                                                                                                                                                                                                                                                                                                                                                    Exhibit 10.06

ANOTEROS INC.

2007 LONG-TERM INCENTIVE PLAN

           ANOTEROS INC., a Nevada corporation (the “Company”), hereby adopts this 2007 Long-Term Incentive Plan (the “Plan”).

1.           Purposes of the Plan.  The Board has adopted this Plan with the intent, and directs that it be administered as necessary, to attract and retain the best available personnel for positions of substantial responsibility; provide additional incentive to Employees, Directors and Consultants; and promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.  Stock Purchase Rights and Restricted Stock Units may also be granted under the Plan.

2.           Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with section 4 of the Plan.

(b)           “Applicable Laws” means the requirements relating to the administration of stock option plans under the corporate laws of the state in which the Company is incorporated, federal and state securities laws, the Code, the regulations and policies of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the Applicable Laws of any foreign country or jurisdiction where Options, Stock Purchase Rights, or Restricted Stock Units are or will be granted under the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means a committee of Directors appointed by the Board in accordance with section 4 of the Plan.

(f)           “Common Stock” means the common stock of the Company.

(g)           “Company” means ANOTEROS INC., a Nevada corporation.

(h)           “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, including, at the discretion of the Administrator, an entity that is not a natural person.

(i)           “Director” means a member of the Board.

(j)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)           “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company(or the Parent or Subsidiary that employees the Employee) or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           if the Common Stock is listed on any established stock exchange or a national market system, including the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported by Nasdaq, The Wall Street Journal, or such other source as the Administrator deems reliable;

(ii)           if the Common Stock is regularly quoted in an inter-dealer quotation medium, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported by such inter-dealer quotation medium, The Wall Street Journal, or such other source as the Administrator deems reliable; or

(iii)           in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)           “Inside Director” means a Director who is an Employee.

(p)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q)           “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, or Restricted Stock Unit grant.  The Notice of Grant is part of, and subject to the terms of, the Option Agreement or the Restricted Stock Units Agreement as applicable.

(r)           “Officer” means a person who is an executive officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)           “Option” means a stock option granted pursuant to the Plan.

(t)           “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(u)           “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(v)           “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(w)           “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(x)           “Outside Director” means a Director who meets the definition of both a “Non-Employee Director” (as defined in Rule 16b-3 of the Exchange Act) and “Outside Director” (as defined in Section 162(m) of the Code).

(y)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)           “Participant” means a Service Provider to whom the Company has granted a Restricted Stock Unit pursuant to section 17 of the Plan.

(aa)           “Plan” means this 2005 Long-Term Incentive Plan, as the same may be amended and restated from time to time.

(bb)           “Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under section 11 of the Plan.

(cc)           “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right.  The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(dd)           “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to section 12 of the Plan to receive a share of Common Stock on a date determined in accordance with section 12 of the Plan and the Participant’s Restricted Stock Units Agreement.

(ee)           “Restricted Stock Units Agreement” means a written agreement between the Company and a Participant who is granted Restricted Stock Units under the Plan that contains the terms, conditions and restrictions pertaining to the grant of the Restricted Stock Units.

(ff)           “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg)           “Section 16(b)” means Section 16(b) of the Exchange Act.

(hh)           “Service Provider” means an Employee, Director or Consultant.

(ii)           “Share” means a share of Common Stock, as adjusted in accordance with section 16 of the Plan.

(jj)           “Stock Purchase Right” means the right to purchase Common Stock pursuant to section 11 of the Plan, as evidenced by a Notice of Grant.

(kk)           “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.           Stock Subject to the Plan.  Subject to the provisions of section 16 of the Plan, the maximum aggregate number of Shares on which Options may be granted and which may be sold on the exercise of such Options and under Restricted Stock Purchase Agreements under the Plan is 5,000,000 Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full or is surrendered pursuant to an Option Exchange Program, or if Restricted Stock Units are forfeited, the unpurchased or unissued Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, or upon the vesting of Restricted Stock Units, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.           Administration of the Plan.

(a)           Procedure.

(i)           The Board may designate different Committees to administer the Plan with respect to different groups of Service Providers.

(ii)           To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “Outside Directors” within the meaning of Section 162(m) of the Code.

(iii)           To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)           Other than as provided above, the Plan shall be administered by the Board or a Committee, which Committee shall be constituted to satisfy Applicable Laws.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)           to determine the Fair Market Value pursuant to section 2(m)(iii) of the Plan;

(ii)           to select the Service Providers to whom Options, Stock Purchase Rights, and Restricted Stock Units may be granted hereunder;

(iii)           to determine the number of Stock Purchase Rights and Shares of Common Stock to be covered by each Option or Stock Purchase Right granted hereunder;

(iv)           to approve forms of agreement for use under the Plan;

(v)           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Stock Purchase Right, or Restricted Stock Unit granted hereunder.  Such terms and conditions include the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Restricted Stock Unit, Option, or Stock Purchase Right or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)           to cancel any Option or Stock Purchase Right if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted and may issue replacement Options or Stock Purchase Rights with an exercise price equal to the then-current Fair Market Value;

(vii)           to institute an Option Exchange Program;

(viii)           to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix)           to establish, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;

(x)           to modify or amend each Option, Stock Purchase Right, or Restricted Stock Unit (subject to section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi)           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Stock Purchase Right, or Restricted Stock Unit previously granted by the Administrator;

(xii)           to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option or Restricted Stock Units Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees and Participants, any other holders of Options or Restricted Stock Units, and their legal representatives and beneficiaries;

(xiii)           except to the extent prohibited by or impermissible in order to obtain treatment desired by the Administrator under Applicable Law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation; and

(xiv)           to make all other determinations deemed necessary or advisable for administering the Plan.

(c)           Effect of Administrator’s Decision.  The Administrator’s decisions, determinations, and interpretations shall be final and binding on all Optionees and Participants and any other holders of Options, Stock Purchase Rights, or Restricted Stock Units.

5.           Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights, and Restricted Stock Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.           Limitations.

(a)           Designation.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all Plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)           No Right of Continuing Service or Employment.  Neither the Plan nor any Option, Stock Purchase Right, or Restricted Stock Unit shall confer upon an Optionee or Participant any right with respect to continuing the Optionee’s or Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the existing right of the Optionee, Participant, or the Company to terminate such relationship.

7.           Term of Plan.  Subject to section 22 of the Plan, the Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of 10 years unless terminated earlier under section 18 of the Plan.

8.           Term of Option.  The term of each Option shall be stated in the Option Agreement.  In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Option Agreement.  Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.           Option Exercise Price and Consideration.

(a)           Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and specified in the Option Agreement, subject to the following:

(i)           In the case of an Incentive Stock Option:

(1)           granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)           granted to any Employee other than an Employee described in subsection 9(a)(i)(1) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.  In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)           In the event of a merger or other corporate transaction, a new Option may be substituted for an outstanding Option, or such outstanding Option may be assumed.

(b)           Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c)           Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  Such consideration may consist entirely of:

(i)           cash;

(ii)           check;

(iii)           other Shares, provided Shares acquired from the Company have been owned by the Optionee for more than six months on the date of surrender and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)           consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v)           a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vi)           any combination of the foregoing methods of payment; or

(vii)           such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant as set forth in the Option Agreement.  Notwithstanding the form of consideration determined by the Administrator at the time of grant, the Administrator shall have the authority, in its sole and absolute discretion, to accept other forms of consideration as the method of payment.

10.           Exercise of Option.

(a)           Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in section 16 of the Plan.  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)           Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)           Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee’s termination.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)    Termination of Relationship as a Service Provider For Cause.    If an Optionee is terminated as a Service Provider For Cause as defined below, all Options held by the Optionee shall there upon expire at 5 p.m. Pacific Standard Time on the date of termination.  For the purpose of this clause, "For Cause" shall mean that the Service Provider is determined by the Administrator to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the director has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

11.           Stock Purchase Rights.

(a)           Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer.  The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)           Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability).  The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser plus interest at the rate of 10% per year from the date of the original purchase and may be paid by cancellation of any indebtedness of the purchaser to the Company.  The repurchase option shall lapse at a rate determined by the Administrator.

(c)           Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)           Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in section 16 of the Plan.

12.           Restricted Stock Units.

(a)           Restricted Stock Units Agreement.  Each Restricted Stock Units award pursuant to this section 12 shall be evidenced by a Restricted Stock Units Agreement between the Participant and the Company.  Such award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a Restricted Stock Units Agreement.  The provisions of the various Restricted Stock Units Agreements entered into under the Plan need not be identical.

(b)           Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Units award, the consideration for which shall be services actually rendered to the Company, a Parent or Subsidiary, or for its benefit.

(c)           Vesting.  Restricted Stock Units may or may not be made subject to vesting conditions based upon the satisfaction of such requirements, conditions, or restrictions, as shall be established by the Administrator and set forth in the Restricted Stock Units Agreement.

(d)           Voting.  Participant shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly-authorized transfer agent of the Company).

(e)           Effect of Termination of Service.  Unless otherwise provided by the Administrator in the grant of Restricted Stock Units and set forth in the Restricted Stock Units Agreement, if a Participant’s service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units that remain subject to vesting conditions as of the date of the Participant’s termination of service.

(f)           Settlement of Restricted Stock Unit Award.  The Company shall issue to the Participant as soon as practicable following the dates the vesting conditions or other requirements, conditions, or restrictions applicable thereto shall be satisfied, and in any event, within two and one-half months after such date, a number of whole Shares equal to the number of whole Restricted Stock Units as set forth in and subject to the Restricted Stock Units Agreement that are no longer subject to vesting conditions, subject to withholding of applicable taxes, if any.

(g)           Restrictions on Transfer of Restricted Stock Units.  Restricted Stock Units shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the Participant’s beneficiary, except: (i) by will or by the laws of descent and distribution; (ii) to a Participant’s family member who has acquired the Restricted Stock Unit Award through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by a Participant’s family members or the Participant in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (iii) as determined otherwise by the Administrator, in which case such Restricted Stock Unit Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13.           Withholding.  If the grant or exercise of an Option or a Stock Purchase Right pursuant to this Plan or any other event in connection with any such grant or exercise, or the award or vesting of a Restricted Stock Unit, the issuance of the Share represented by such Restricted Stock Unit, or any other event in connection with such award, vesting, or issuance, creates an obligation to withhold income and employment taxes pursuant to the Applicable Laws, such obligation may, at the sole and absolute discretion of the Administrator at the time of the grant of the Option, Stock Purchase Right, or Restricted Stock Unit, and to the extent permitted by the terms of the Option, Stock Purchase Right, or Restricted Stock Unit and the then-governing provisions of the Code and the Exchange Act, be satisfied (a) by the holder of the Option, Stock Purchase Right, or Restricted Stock Unit delivering to the Company an amount of cash equal to such withholding obligation; (b) by the Company withholding from any compensation or other amount owing to the holder of the Option, Stock Purchase Right, or Restricted Stock Unit the amount (in cash, stock or other property as the Company may determine) of the withholding obligation; (c) by the Company withholding Shares of stock subject to the Option, Stock Purchase Right, or Restricted Stock Unit with a Fair Market Value equal to such obligation; or (d) by the holder of the Option, Stock Purchase Right, or Restricted Stock Unit either delivering Shares of stock that have been owned by the holder for more than six months or canceling Options or Restricted Stock Units or other rights to acquire stock from the Company that have been held for more than six months with a Fair Market Value equal to such requirements.  In all events, delivery of Shares of stock issuable on exercise of the Option, on grant of the Stock Purchase Right, or on vesting of the Restricted Stock Unit shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Purchase Right, vesting of the Restricted Stock Unit, or any other event in accordance with the foregoing.  The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

14.           Nontransferability of Options and Stock Purchase Rights.

(a)           An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, all save and except only (i) an Optionee’s family member who has acquired the Option or Stock Purchase Right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more that 50% of the voting interests owned by an Optionee’s family members or the Optionee in exchange for an interest in that entity, all as more particularly provided in the general instructions to Form S-8 or any successor form under the Securities Act of 1933; or (ii) unless determined otherwise by the Administrator, in which case such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

(b)           An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  An Incentive Stock Option can only be exercised by Optionee.  In the event of the death of Optionee while an eligible employee of the Company or within three months after termination thereof, this Option can be exercised by the executor or personal representative of the estate of Optionee or such other person who has acquired this Option as a bequest or by inheritance from Optionee.

15.           Grants to Directors and Officers.  To the extent the Company has a class of securities registered under Section 12 of the Exchange Act, Options, Stock Purchase Rights, or Restricted Stock Units granted under the Plan to Directors and Officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from Section 16(b) of the Exchange Act provided in Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

(a)           Requirements for Grant to Officer or Director.  A transaction whereby there is a grant of an Option, Stock Purchase Right, or Restricted Stock Unit pursuant to this Plan must satisfy one of the following:

(i)           The transaction must be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors of the Company.

(ii)           The transaction must be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the stockholders of the Company held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote.  If the transaction is ratified by the stockholders, such ratification must occur no later than the date of the next annual meeting of stockholders.

(iii)           The stock acquired must be held by the Officer or Director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in Section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

(b)           Approval Required for Disposition of Securities.  Any transaction involving the disposition by the Company of its securities in connection with Options, Stock Purchase Rights, or Restricted Stock Units granted pursuant to this Plan to an Officer or Director shall:

(i)           be approved by the Board or duly authorized Committee composed solely of two or more Outside Directors; or

(ii)           be approved or ratified, in compliance with Section 14 of the Exchange Act, by either:  (1) the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting duly held in accordance with the Applicable Laws of the state of incorporation of the Company; or (2) if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by Applicable Laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of stockholders;

unless the securities so acquired are held by the Officer or Director for six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan.  If, at any time, the governing provisions are amended to permit an Option, Stock Purchase Right, or Restricted Stock Unit to be granted or exercised pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Administrator may award Options, Stock Purchase Rights, or Restricted Stock Units to Directors and Officers and may modify outstanding Options, Stock Purchase Rights, or Restricted Stock Units in accordance with such changes, all to the extent that such action by the Administrator does not disqualify the Options, Stock Purchase Rights, or Restricted Stock Units from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

16.           Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)           Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right, and Restricted Stock Unit, the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights, or Restricted Stock Units have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right or the forfeiture of a Restricted Stock Unit, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration within the meaning of the preceding clause.  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option, Stock Purchase Right, or Restricted Stock Unit.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee or Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until 10 days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent an Option or Stock Purchase Right has not been previously exercised, or to which a Restricted Stock Unit has not vested, the Option, Stock Purchase Right, or Restricted Stock Unit will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, Stock Purchase Right, and Restricted Stock Unit shall be assumed or an equivalent Option, right, or Restricted Stock Unit substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  With respect to Options or Restricted Stock Units granted to an Outside Director pursuant to section 15 that are assumed or substituted for, if following such assumption or substitution the Optionee’s or Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee or Participant, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant’s Restricted Stock Units shall fully vest and the Shares shall be issued.

In the event that the successor corporation refuses to assume or substitute for the Option, Stock Purchase Right, or Restricted Stock Unit, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant’s Restricted Stock Units shall fully vest and the Shares shall be issued.  If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

For the purposes of this subsection, the Option, Stock Purchase Right, or Restricted Stock Unit shall be considered assumed if, following the merger or sale of assets, the Option, right, or Restricted Stock Unit confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right or for each Restricted Stock Unit immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, or the vesting of the Restricted Stock Unit, for each Restricted Stock Unit or Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

17.           Date of Grant.  The date of grant of an Option, Stock Purchase Right, or Restricted Stock Unit shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, or Restricted Stock Unit or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each Optionee or Participant within a reasonable time after the date of such grant.

18.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)           Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Participant, unless mutually agreed otherwise between the Optionee or Participant and the Administrator, which agreement must be in writing and signed by the Optionee or Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options or Restricted Stock Units granted under the Plan prior to the date of such termination.

19.           Conditions upon Issuance of Shares.

(a)           Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right or the vesting of a Restricted Stock Unit unless the exercise of such Option or Stock Purchase Right or the vesting of such Restricted Stock Unit and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations.  As a condition to the exercise of an Option or Stock Purchase Right or the issuance of Shares upon vesting of a Restricted Stock Unit, the Company may require the person exercising such Option or Stock Purchase Right or whose Restricted Stock Unit is vesting to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.           Inability To Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.           Effective Date of Plan and Stockholder Approval.  The Plan was duly adopted and approved by the Board of Directors on December 29, 2006.  The Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

23.             Governing Law and Jurisdiction.

(a)           The Plan shall be governed by the laws of the State of California, excluding its conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.  The Company and any party or Service Provider receiving any aware hereunder, by the acceptance of such award, hereby consents to the nonexclusive jurisdiction of all state and federal courts having jurisdiction in San Diego County, California, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any Proceeding arising out of, or in connection with, the Plan or any of the related agreements or any of the transactions contemplated hereby or thereby.  For purposes of this Article, “Proceeding” includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any entity or otherwise and whether civil, criminal, administrative, or investigative, in which the Company was, is, or will be involved as a party or otherwise.

(b)           Each Party covenants that it shall not challenge or set aside any decision, award, or judgment obtained in accordance with the provisions hereof.

(c)           Each of the Parties hereto hereby expressly waives any and all objections it may have to venue, including the inconvenience of such forum, in any of such courts.  In addition, each of the Parties consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with Section 23.

24.           Privileges of Stock Ownership.

(a)           Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

SECRETARY’S CERTIFICATE

The undersigned, the duly constituted and elected Secretary of Anoteros Inc., hereby certifies that in accordance with the requirements of law and the Company’s articles of incorporation and bylaws, the foregoing Anoteros Inc. 2007 Long Term Incentive Plan was duly adopted and approved by the Board of Directors effective December 29, 2006.

Dated this 29th day of December, 2006.

George G. Chachas, Secretary

APPENDIX A

TO

ANOTEROS INC.

2007 LONG-TERM INCENTIVE PLAN

(for California residents only)

This Appendix A to the Anoteros Inc., 2007 Long-Term Incentive Plan shall apply only to Optionees who are residents of the State of California and who are receiving an Option or Stock Purchase Right under the Plan.  Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A.  Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Options and Stock Purchase Rights granted to residents of the State of California, until such time as the Administrator amends this Appendix A or the Administrator otherwise provides.

A. Nonstatutory Stock Options granted to a person who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, shall have an exercise price not less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant.  Nonstatutory Stock Options granted to any other person shall have an exercise price that is not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

B. The term of each Option shall be stated in the Option Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  The term of each Restricted Stock Purchase Agreement shall be no more than ten (10) years from the date the agreement is entered into.

C. Unless determined otherwise by the Administrator, Options or Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.  If the Administrator in its sole discretion makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

D. Except in the case of Options granted to officers of the Company, Directors and Consultants, Options shall become exercisable at a rate of no less than twenty percent (20%) per year over five (5) years from the date the Options are granted.

E. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).

F. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

G. If an Optionee dies while a Service Provider, the Option may be exercised within six (6) months following the Optionee’s death, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

H. The terms of any Stock Purchase Rights offered under this Appendix A shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations including, without limitation, that except with respect to Shares purchased by officers of the Company, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than twenty percent (20%) per year over five (5) years from the date of purchase.

I. No Option or Stock Purchase Right shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

J. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company shall provide to each Optionee and to each individual who acquires Shares under the Plan, not less frequently than annually during the period such Optionee has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements.  The Company shall not be required to provide such statements to key Employees whose duties in connection with the Company assure their access to equivalent information.

K. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of shares of common stock that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding Option; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

L. This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 18 of the Plan.